OPPENHEIMER GLOBAL SECURITIES FUND
                   Class 2 Share Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner): NUMBER [of shares]

                  (upper right) CLASS 2 SHARES

                  (centered
                  below boxes)      Oppenheimer        Variable        Account
Funds
                        A MASSACHUSETTS BUSINESS TRUST
                  SERIES: OPPENHEIMER GLOBAL SECURITIES FUND

(at left)   THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                   CERTAIN DEFINITIONS

                                                      (box with number)
                                                      CUSIP

      (at left)       is the owner of

      (centered)        FULLY PAID CLASS 2 SHARES OF BENEFICIAL
                                          INTEREST OF


                       OPPENHEIMER GLOBAL SECURITIES FUND
                 a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS
            (hereinafter   called   the   "Fund"),    transferable   only   on
            the
            books of the Fund by the holder hereof in person or by
            duly authorized attorney, upon surrender of this
            certificate    properly    endorsed.    This    certificate    and
            the
            shares represented hereby are issued and shall be held
            subject to all of the provisions of the Declaration of
            Trust of the Fund to all of which the holder by
            acceptance    hereof    assents.    This    certificate   is   not
            valid
            until countersigned by the Transfer Agent.

            WITNESS    the    facsimile    seal   of   the    Fund   and   the
            signatures
            of its duly authorized officers.

            (signature                   Dated:       (signature
            at left of seal)                          at right of seal)

      /s/ George C. Bowen                       /s/ Bridget A. Macaskill
      -----------------------                   -------------------
      TREASURER                                       PRESIDENT


                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                         COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS        SERVICES        (A
DIVISON
                                    OF OPPENHEIMERFUNDS, INC.)
                                    Denver (Colo.)      Transfer Agent

                         By ____________________________
                                    Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF      GIFT/TRANSFER      MIN     ACT     -      ___________      Custodian
---------------
                                    (Cust)                  (Minor)

                                    UNDER UGMA/UTMA ________________
                                                            (State)


Additional abbreviations may also be used though not on above list.

For   Value   Received    ................    hereby    sell(s),    assign(s),
and
transfer(s) unto








PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------
    (Please print or type name and address of assignee)

------------------------------------------------------

----------------------------------------------------------
Class 2
Shares of the beneficial interest represented by the within
Certificate, and do hereby irrevocably constitute and appoint
___________________________      Attorney     to     transfer     the     said
shares
on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                              -----------------------------------
                              (Both must sign if joint tenancy)

                     Signature(s) __________________________
                        guaranteed              Name of Firm or Bank
                        by:         _____________________________
                                          Signature of
                                     Officer

(text printed           NOTICE: The signature(s) to this assignment
vertically to right     must correspond with the name(s) as
of above paragraph)     written upon the face of the certificate
                    in every particular without alteration or
                       enlargement or any change whatever.

(text printed in              Signatures    must    be    guaranteed    by   a
U.S.
box to left of                commercial bank or trust company,
signature(s)                  a Federally-chartered savings and loan
                              association,    a   foreign    bank   having   a
U.S.
                              firm of a national securities exchange.